                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Joint Proxy Statement-Prospectus constituting part of this Registration Statement on Form S-4 of Citizens Banking Corporation of our report dated February 4, 1997, appearing in CB Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the references to us under the heading "Experts" in such Joint Proxy Statement-Prospectus.

                                          /s/ ARTHUR ANDERSEN L.L.P.

Detroit, Michigan
May 21, 1997